Norton Herrick
                              Audio Book Club, Inc.
                               20 Community Place
                        Morristown, New Jersey 07962-2346

                                December 31, 1998

Fleet National Bank, as Administrative Agent
1185 Avenue of the Americas
New York, New York 10036

                  Re: Audio Book Club, Inc. 9% Convertible Senior
                      Subordinated Promissory Note Due December 31, 2004

Gentlemen:

     Reference is made to (i) the Audio Book Club, Inc. 9% Convertible Senior Subordinated Promissory Note Due December 31, 2004 (as it may be amended, modified or supplemented from time to time to the extent permitted under the Credit Agreement referred to below, the "Subordinated Note"), and (ii) the Credit Agreement of even date herewith as amended, modified, supplemented, restated, refinanced, refunded or replaced from time to time, the "Credit Agreement") among Audio Book Club, Inc. (the "Borrower"), the Banks, financial institutions and other institutional lenders from time to time party thereto (as defined in the Credit Agreement, the "Lender Parties") and Fleet National Bank in its capacity, inter alia, as Administrative Agent (together with its successors in such capacity, the "Administrative Agent"). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement.

     Norton Herrick (together with any of his Affiliates including, without limitation, family and trusts, "Herrick") is on the date hereof the holder of the Subordinated Note . As an inducement to the Lenders and the Administrative Agent to enter into the Credit Agreement and extend credit thereunder, and in reliance hereon, Herrick has agreed to enter into this agreement (the "Agreement" or "Modification Agreement") pursuant to which certain rights that may be exercised by a holder of the Subordinated Note shall not be exercised, to the extent set forth herein, in respect of such portions of the Subordinated Note held or controlled directly or indirectly by Herrick for so long as such portions of the Subordinated Note are held or controlled by Herrick.

     For  good  and   valuable   consideration,   receipt  of  which  is  hereby
acknowledged, the parties hereto hereby agree as follows:

     1. Restrictions on Herrick's Rights.

     Notwithstanding anything to the contrary contained in the

Subordinated Note, and only so long as Herrick holds or controls all or any portion of the Subordinated Note:

     (a) Herrick shall not be entitled to assert the existence of a default under the Subordinated Note based on a violation of Section 6.4 of the Subordinated Note arising out of or in connection with any Acquisition Puts or Future Acquisition Puts (as defined in the Credit Agreement) (the "Acquisition Puts" and "Future Acquisition Puts").

     (b) Herrick shall not be entitled to assert the existence of a default arising out of a violation of Section 5.1, 5.2(e) or 5.4(d) of the Subordinated Note.

     (c) Herrick shall not be entitled to assert the existence of a default under Section 7.1(a) of the Subordinated Note arising from a default in the payment of any accrued interest on the Subordinated Note unless and until two successive interest payments shall have failed to be made under the Subordinated Note.

     (d) Herrick shall not be entitled to assert the existence of a default under Section 7.1(c) of the Subordinated Note.

     (e) If and to the extent that Herrick seeks enforcement thereof, Section 7.1(e) of the Subordinated Note shall not apply to any Debt due in respect of any Acquisition Puts or Future Acquisition Puts.

     (f) If and to the extent that Herrick seeks enforcement thereof, Section 7.1(h) of the Subordinated Note shall not apply to any judgment arising in connection with any Acquisition Puts or Future Acquisition Puts.

     (g) Neither Norton Herrick nor any of his Affiliates (as defined in the Credit Agreement) may transfer to any Affiliate of Norton Herrick the Subordinated Note unless any such transferee shall have agreed expressly in writing addressed to the Administrative Agent to be bound by the terms and conditions of this Agreement as if an original signatory thereto. No transfer shall be made by Norton Herrick or any of his Affiliates (except to one or more of Norton Herrick's Affiliates) of any portion of the Subordinated Note representing less than $1,000,000 of the principal amount thereof or the remaining principal if less than $1,000,000. If Herrick or any of his Affiliates transfers less than all of the Subordinated Note Herrick shall retain no interest directly or indirectly in the transferred portion of the Subordinated Note and shall not benefit from the provisions of the transferred portion contrary to the provisions and the intent of this Agreement, and prior to any such transfer, the Administrative Agent shall have received copies of all documents relating thereto with sufficient time in order to confirm compliance with the terms of this Agreement, except that if the Administrative Agent shall not have delivered to Norton Herrick written confirmation or objection relating to the matters described in this proviso within five (5) business days following the Administrative Agent's actual receipt of the copies of the above-described documents, then the Administrative Agent shall be deemed to have confirmed compliance with the terms of this Agreement.

     (h) Notwithstanding any other provisions contained herein, or in the Subordinated Note or in the Senior Subordinated Security Agreement: (i) no holder of the Subordinated Note other than Herrick shall be entitled to the benefits of the Senior Subordinated Security Agreement unless such holder shall have become party to the Intercreditor Agreement by execution and delivery of documents acceptable to the Administrative Agent, and (ii) in any event Herrick shall not be entitled to vote the Subordinated Note as a secured claim in any proceeding of the type described in Section 9.6 of the Credit Agreement and all such rights to vote the Subordinated Note (or any portion thereof) as a secured creditor shall be or shall have been assigned to the Administrative Agent on terms and conditions satisfactory to the Administrative Agent.

     2. Borrower Rights. So long as Herrick owns or controls all or any portion of the Subordinated Note, the Borrower shall not be, and shall not be deemed in default under the terms of the Subordinated Note if and when the Borrower fails to, recognize or comply with any term of the Subordinated Note not consistent with the provisions of this Modification Agreement solely with respect to the portion of the Subordinated Note held or controlled by Herrick and not with respect to any portion of the Subordinated Note not controlled or held by Herrick; provided, however, that in the event of exercise of remedies under the Subordinated Note by any holder of the Subordinated Note other than Herrick (to the extent such exercise is then permitted under the terms of the Subordinated Note as held by any non-Herrick holder thereof), then Herrick shall be entitled to exercise his remedies under the Subordinated Note.

     3. Monthly Interest. Notwithstanding the reference in the Subordinated Note to interest being payable quarterly, interest on the portion of the Subordinated Note held by Herrick, if and for so long as Herrick holds $7,000,000 or more in principal amount of the Subordinated Note, shall be paid monthly in arrears.

     4. Miscellaneous.

     (a) All notices or communications to be given by (i) Herrick or any of his Affiliates to the Administrative Agent or the Lender Parties shall be given to such parties at their respective addresses specified for purposes of notices under the Credit Agreement and (ii) the Administrative Agent under this Agreement to Herrick or any of his Affiliates shall be given to such party at the address specified for Norton Herrick on the signature pages hereof or such other address as may be duly given in writing to the Administrative Agent.

     (b) At any time and from time to time, upon the request of the Administrative Agent, Norton Herrick and each Loan Party shall execute and deliver or cause to be executed and delivered, such further documents and instruments and do such other acts and things as the Administrative Agent may reasonably request in order to fully effect the purposes of this Agreement.

     (c) This Agreement may not be amended or modified orally but may be amended or modified only in writing, signed by all parties hereto and the Administrative Agent. No waiver of any term or provision of this Agreement shall be effective unless it is in writing, making specific reference to this Agreement and signed by the party against which such waiver is sought to be enforced. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. This Agreement shall be binding upon Herrick and each of his Affiliates and their respective successors and assigns and shall inure to the benefit of the Administrative Agent and the Lender Parties and their respective successors and assigns.

     (d) This Agreement may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original, and all such counterparts shall constitute one and the same instrument.

     (e) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS.

     (f) EACH PARTY HERETO IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF, OR IN ANY MANNER RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY COURT OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. EACH PARTY, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING. EACH PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY
COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO ANY SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO IT BY HAND OR BY MAIL IN THE MANNER PROVIDED FOR IN PARAGRAPH 3(a) ABOVE. EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. HERRICK SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK UNLESS SUCH DEFENSE IS GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF NEW YORK. NOTHING

IN THIS PARAGRAPH 3(e) SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF THE ADMINISTRATIVE AGENT TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST HERRICK IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.


                                            Very truly yours,

                                            /s/ Norton Herrick
                                            ------------------------------
                                            Norton Herrick
                                            20 Community Place
                                            Morristown, New Jersey 07962-2346

                                            AUDIO BOOK CLUB, INC.


                                            By: /s/ John Levy
                                               ---------------------------------
                                            Name:  John Levy
                                                 -------------------------------
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer
                                                  ------------------------------

Acknowledged and agreed to:

FLEET NATIONAL BANK,
 as Administrative Agent

By:  /s/ Alex Sade
   ---------------------------------
Name:  Alex Sade
     -------------------------------
Title:  Director
      ------------------------------